1 1 Blackbaud, Inc. Adjusted Unaudited Historical Financial Information and Non-GAAP Financial Measures Reclassifications to the unaudited historical financial information In order to provide comparability between periods presented, certain previously reported historical financial information has been reclassified to conform to the presentation of the most recent reporting period. A summary of those prior period reclassifications is as follows: • "Our revenue from "subscriptions" and "maintenance" and a portion of our "services and other" have been combined within "recurring" revenue in the consolidated statements of comprehensive income. Similarly, "cost of subscriptions" and "cost of maintenance" and a portion of "cost of services and other" have been combined within "cost of recurring" in the consolidated statements of comprehensive income. • "Services and other" revenue has been renamed as "one-time services and other" and consists of revenue that did not meet the description of "recurring" revenue in the consolidated statements of comprehensive income. Exhibit 99.2

Historical Consolidated Balance Sheets (Unaudited)

(in thousands)	Restated for ASU 2014-09 Q4 2016	Restated for ASU 2014-09 Q4 2017	Previously Reported Q4 2016	Previously Reported Q4 2017	Change Q4 2016	Change Q4 2017
Assets						
Current assets:						
Cash and cash equivalents	$ 16,902	$ 29,830	$ 16,902	$ 29,830	$ —	$ —
Restricted cash due to customers	353,771	610,344	353,771	610,344	—	—
Accounts receivable, net of allowance	88,261	95,679	88,932	96,293	(671)	(614)
Customer funds receivable	—	1,536	—	1,536	—	—
Prepaid expenses and other current assets	54,211	61,978	48,314	56,099	5,897	5,879
Deferred tax asset, current portion	—	—	—	—	—	—
Total current assets	513,145	799,367	507,919	794,102	5,226	5,265
Property and equipment, net	50,269	42,243	50,269	42,243	—	—
Software development costs, net	37,582	54,098	37,582	54,098	—	—
Goodwill	438,240	530,249	438,240	530,249	—	—
Intangible assets, net	253,676	314,651	253,676	314,651	—	—
Other assets	52,097	57,238	22,524	24,083	29,573	33,155
Total assets	$ 1,345,009	$ 1,797,846	$ 1,310,210	$ 1,759,426	$ 34,799	$ 38,420
Liabilities and stockholders' equity						
Current liabilities:						
Trade accounts payable	$ 23,274	$ 24,693	$ 23,274	$ 24,693	$ —	$ —
Accrued expenses and other current liabilities	54,196	54,399	54,196	54,399	—	—
Due to customers	353,771	611,880	353,771	611,880	—	—
Debt, current portion	4,375	8,576	4,375	8,576	—	—
Deferred revenue, current portion	243,849	275,063	244,500	276,456	(651)	(1,393)
Total current liabilities	679,465	974,611	680,116	976,004	(651)	(1,393)
Debt, net of current portion	338,018	429,648	338,018	429,648	—	—
Deferred tax liability	43,475	48,023	29,558	37,597	13,917	10,426
Deferred revenue, net of current portion	6,440	3,643	6,440	3,643	—	—
Other liabilities	8,533	5,632	8,533	5,632	—	—
Total liabilities	1,075,931	1,461,557	1,062,665	1,452,524	13,266	9,033
Commitments and contingencies						
Stockholders' equity:						
Preferred stock	—	—	—	—	—	—
Common stock, $0.001 par value	58	59	58	59	—	—
Additional paid-in capital	310,452	351,042	310,452	351,042	—	—
Treasury stock, at cost	(215,237)	(239,199)	(215,237)	(239,199)	—	—
Accumulated other comprehensive loss	(604)	(642)	(457)	(649)	(147)	7
Retained earnings	174,409	225,029	152,729	195,649	21,680	29,380
Total stockholders' equity	269,078	336,289	247,545	306,902	21,533	29,387
Total liabilities and stockholders' equity	$ 1,345,009	$ 1,797,846	$ 1,310,210	$ 1,759,426	$ 34,799	$ 38,420

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2

Historical Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands, except share and per share amounts)	Restated for ASU 2014-09 FY 2016	Restated for ASU 2014-09 FY 2017	Previously Reported[2] FY 2016	Previously Reported[2] FY 2017	Change FY 2016	Change FY 2017
Revenue						
Recurring	$ 609,063	$ 684,583	$ 575,933	$ 651,031	$ 33,130	$ 33,552
One-time services and other	122,579	103,904	154,882	137,275	(32,303)	(33,371)
Total revenue	731,642	788,487	730,815	788,306	827	181
Cost of revenue						
Cost of recurring	246,669	277,639	235,977	265,713	10,692	11,926
Cost of one-time services and other	92,551	84,265	103,243	96,191	(10,692)	(11,926)
Total cost of revenue	339,220	361,904	339,220	361,904	—	—
Gross profit	392,422	426,583	391,595	426,402	827	181
Operating expenses						
Sales, marketing and customer success	150,157	169,559	155,754	173,525	(5,597)	(3,966)
Research and development	89,870	89,911	89,870	89,911	—	—
General and administrative	81,331	94,870	81,331	94,870	—	—
Amortization	2,840	3,271	2,840	3,271	—	—
Restructuring	—	794	—	794	—	—
Total operating expenses	324,198	358,405	329,795	362,371	(5,597)	(3,966)
Income from operations	68,224	68,178	61,800	64,031	6,424	4,147
Interest expense	(10,583)	(12,097)	(10,583)	(12,097)	—	—
Other income (expense), net	(291)	2,260	(291)	2,260	—	—
Income before provision (benefit) for income taxes	57,350	58,341	50,926	54,194	6,424	4,147
Income tax provision (benefit)	11,946	(15,292)	9,411	(11,739)	2,535	(3,553)
Net income	$ 45,404	$ 73,633	$ 41,515	$ 65,933	$ 3,889	$ 7,700
Earnings per share						
Basic	$ 0.98	$ 1.58	$ 0.90	$ 1.41	$ 0.08	$ 0.17
Diluted	$ 0.96	$ 1.54	$ 0.88	$ 1.38	$ 0.08	$ 0.16
Common shares and equivalents outstanding						
Basic weighted average shares	46,132,389	46,669,440	46,132,389	46,669,440	—	—
Diluted weighted average shares	47,316,538	47,775,702	47,316,538	47,775,702	—	—
Dividends per share	$ 0.48	$ 0.48	$ 0.48	$ 0.48	$ —	$ —
Other comprehensive income (loss)					—	—
Foreign currency translation adjustment	204	(788)	324	(943)	(120)	155
Unrealized gain (loss) on derivative instruments, net of tax	45	751	44	751	1	—
Total other comprehensive income (loss)	249	(37)	368	(192)	(119)	155
Comprehensive income	$ 45,653	$ 73,596	$ 41,883	$ 65,741	$ 3,770	$ 7,855

Note 1: The individual amounts for each quarter may not sum to full year totals due to rounding.
Note 2: See the discussion of our reclassifications of previously reported revenue and costs of revenue above.

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Historical Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited)

	Restated for ASU 2014-09		Previously Reported		Change	
(in thousands, except share and per share amounts)	FY 2016	FY 2017	FY 2016	FY 2017	FY 2016	FY 2017
GAAP Revenue	$ 731,642	$ 788,487	$ 730,815	$ 788,306	$ 827	$ 181
Non-GAAP adjustments:						
Add: Acquisition-related deferred revenue write-down	3,639	2,496	3,639	2,496	—	—
Non-GAAP revenue	$ 735,281	$ 790,983	$ 734,454	$ 790,802	$ 827	$ 181
GAAP gross profit	$ 392,422	$ 426,583	$ 391,595	$ 426,402	$ 827	$ 181
GAAP gross margin	53.6%	54.1%	53.6%	54.1%	—%	—%
Non-GAAP adjustments:					—	—
Add: Acquisition-related deferred revenue write-down	3,639	2,496	3,639	2,496	—	—
Add: Stock-based compensation expense	3,297	3,470	3,297	3,470	—	—
Add: Amortization of intangibles from business combinations	39,558	40,099	39,558	40,099	—	—
Add: Employee severance	382	994	382	994	—	—
Add: Acquisition-related integration costs	—	86	—	86	—	—
Subtotal	46,876	47,145	46,876	47,145	—	—
Non-GAAP gross profit	$ 439,298	$ 473,728	$ 438,471	$ 473,547	$ 827	$ 181
Non-GAAP gross margin	59.7%	59.9%	59.7%	59.9%	—%	—%
GAAP income from operations	$ 68,224	$ 68,178	$ 61,800	$ 64,031	$ 6,424	$ 4,147
GAAP operating margin	9.3%	8.6%	8.5%	8.1%	0.8%	0.5%
Non-GAAP adjustments:						
Add: Acquisition-related deferred revenue write-down	3,639	2,496	3,639	2,496	—	—
Add: Stock-based compensation expense	32,638	40,631	32,638	40,631	—	—
Add: Amortization of intangibles from business combinations	42,398	43,370	42,398	43,370	—	—
Add: Employee severance	1,995	4,345	1,995	4,345	—	—
Add: Acquisition-related integration costs	1,419	966	1,419	966	—	—
Add: Acquisition-related expenses	301	5,914	301	5,914	—	—
Add: Restructuring costs	—	794	—	794	—	—
Subtotal	82,390	98,516	82,390	98,516	—	—
Non-GAAP income from operations	$ 150,614	$ 166,694	$ 144,190	$ 162,547	$ 6,424	$ 4,147
Non-GAAP operating margin	20.5%	21.1%	19.6%	20.6%	0.9%	0.5%
GAAP income before provision for income taxes	$ 57,350	$ 58,341	$ 50,926	$ 54,194	$ 6,424	$ 4,147
GAAP net income	$ 45,405	$ 73,633	$ 41,515	$ 65,933	$ 3,890	$ 7,700
Shares used in computing GAAP diluted earnings per share	47,316,538	47,775,702	47,316,538	47,775,702	—	—
GAAP diluted earnings per share	$ 0.96	$ 1.54	$ 0.88	$ 1.38	$ 0.08	$ 0.16
Non-GAAP adjustments:						
Add: GAAP income tax provision (benefit)	11,946	(15,292)	9,411	(11,739)	2,535	(3,553)
Add: Total Non-GAAP adjustments affecting income from operations	82,390	98,516	82,390	98,516	—	—
(Less) add: (Gain) loss on derivative instruments	—	(462)	—	(462)	—	—
Add: Loss on debt extinguishment	—	299	—	299	—	—
Non-GAAP income before provision for income taxes	139,740	156,694	133,316	152,547	6,424	4,147
Assumed non-GAAP income tax provision [2]	44,717	50,142	42,661	48,815	2,056	1,327
Non-GAAP net income	$ 95,023	$ 106,552	$ 90,655	$ 103,732	$ 4,368	$ 2,820
Shares used in computing Non-GAAP diluted earnings per share	47,316,538	47,775,702	47,316,538	47,775,702	—	—
Non-GAAP diluted earnings per share	$ 2.01	$ 2.23	$ 1.92	$ 2.17	$ 0.09	$ 0.06

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Note 1: The individual amounts for each quarter may not sum to full year totals due to rounding.

Note 2: Beginning in 2018, we now apply a non-GAAP effective tax rate of 20.0% in our determination of non-GAAP net income. All 2016 and 2017 measures of the tax impact related to non-GAAP adjustments, non-GAAP net income and non-GAAP diluted earnings per share included in these materials are calculated under Blackbaud's historical non-GAAP effective tax rate of 32.0%.

4

Historical Consolidated Balance Sheets Reflecting the Adoption of ASU 2014-09 (Unaudited)

(in thousands)	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Assets						
Current assets:						
Cash and cash equivalents	$ 16,902	$ 13,872	$ 17,268	$ 17,050	$ 29,830	$ 25,013
Restricted cash due to customers	353,771	157,574	267,940	139,095	610,344	170,792
Accounts receivable, net of allowance	88,261	89,823	129,129	100,097	95,679	88,911
Customer funds receivable	—	—	—	—	1,536	6,373
Prepaid expenses and other current assets	54,211	59,012	59,780	56,638	61,978	68,474
Total current assets	513,145	320,281	474,117	312,880	799,367	359,563
Property and equipment, net	50,269	47,200	45,679	43,903	42,243	44,647
Software development costs, net	37,582	41,139	44,962	48,618	54,098	57,062
Goodwill	438,240	438,307	472,643	472,776	530,249	537,433
Intangible assets, net	253,676	243,263	263,347	252,713	314,651	306,776
Other assets	52,097	50,577	51,902	54,095	57,238	62,453
Total assets	$ 1,345,009	$ 1,140,767	$ 1,352,650	$ 1,184,985	$ 1,797,846	$ 1,367,934
Liabilities and stockholders' equity						
Current liabilities:						
Trade accounts payable	$ 23,274	$ 20,666	$ 17,660	$ 17,830	$ 24,693	$ 23,619
Accrued expenses and other current liabilities	54,196	39,072	46,508	45,650	54,399	40,113
Due to customers	353,771	157,574	267,940	139,095	611,880	177,165
Debt, current portion	4,375	4,375	7,500	8,576	8,576	8,576
Deferred revenue, current portion	243,849	236,143	279,637	275,687	275,063	254,877
Total current liabilities	679,465	457,830	619,245	486,838	974,611	504,350
Debt, net of current portion	338,018	351,995	380,162	329,380	429,648	458,592
Deferred tax liability	43,475	44,195	54,405	55,196	48,023	48,080
Deferred revenue, net of current portion	6,440	7,681	6,067	5,412	3,643	5,075
Other liabilities	8,533	7,802	7,572	7,800	5,632	7,516
Total liabilities	1,075,931	869,503	1,067,451	884,626	1,461,557	1,023,613
Commitments and contingencies						
Stockholders' equity:						
Preferred stock	—	—	—	—	—	—
Common stock, $0.001 par value	58	58	58	59	59	59
Additional paid-in capital	310,452	319,731	330,559	341,476	351,042	362,113
Treasury stock, at cost	(215,237)	(230,065)	(231,881)	(234,329)	(239,199)	(261,710)
Accumulated other comprehensive loss	(604)	(270)	(623)	(998)	(642)	7,041
Retained earnings	174,409	181,810	187,086	194,151	225,029	236,818
Total stockholders' equity	269,078	271,264	285,199	300,359	336,289	344,321
Total liabilities and stockholders' equity	$ 1,345,009	$ 1,140,767	$ 1,352,650	$ 1,184,985	$ 1,797,846	$ 1,367,934

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5

Historical Consolidated Statements of Comprehensive Income Reflecting the Adoption of ASU 2014-09 (Unaudited)

(in thousands, except share and per share amounts)	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018
Revenue							
Recurring	$ 609,063	$ 160,047	$ 166,389	$ 167,506	$ 190,641	$ 684,583	$ 180,846
One-time services and other	122,579	25,025	25,200	26,918	26,761	103,904	23,338
Total revenue	731,642	185,072	191,589	194,424	217,402	788,487	204,184
Cost of revenue							
Cost of recurring	246,669	63,875	66,178	66,747	80,839	277,639	69,079
Cost of one-time services and other	92,551	21,607	20,817	20,258	21,583	84,265	18,958
Total cost of revenue	339,220	85,482	86,995	87,005	102,422	361,904	88,037
Gross profit	392,422	99,590	104,594	107,419	114,980	426,583	116,147
Operating expenses							
Sales, marketing and customer success	150,157	40,997	42,580	42,646	43,336	169,559	45,477
Research and development	89,870	22,706	22,870	22,071	22,264	89,911	25,958
General and administrative	81,331	21,923	21,882	23,545	27,520	94,870	25,051
Amortization	2,840	691	739	734	1,107	3,271	1,269
Restructuring	—	—	—	—	794	794	811
Total operating expenses	324,198	86,317	88,071	88,996	95,021	358,405	98,566
Income from operations	68,224	13,273	16,523	18,423	19,959	68,178	17,581
Interest expense	(10,583)	(2,377)	(3,216)	(3,092)	(3,412)	(12,097)	(3,517)
Other (expense) income, net	(291)	286	827	468	679	2,260	160
Income before provision (benefit) for income taxes	57,350	11,182	14,134	15,799	17,226	58,341	14,224
Income tax provision (benefit)	11,946	(1,960)	3,105	2,975	(19,412)	(15,292)	(3,527)
Net income	$ 45,404	$ 13,142	$ 11,029	$ 12,824	$ 36,638	$ 73,633	$ 17,751
Earnings per share							
Basic	$ 0.98	$ 0.28	$ 0.24	$ 0.27	$ 0.78	$ 1.58	$ 0.38
Diluted	$ 0.96	$ 0.28	$ 0.23	$ 0.27	$ 0.76	$ 1.54	$ 0.37
Common shares and equivalents outstanding							
Basic weighted average shares	46,132,389	46,501,761	46,662,481	46,711,709	46,794,744	46,669,440	47,019,603
Diluted weighted average shares	47,316,538	47,482,840	47,691,340	47,846,997	48,014,250	47,775,702	48,009,395
Dividends per share	$ 0.48	$ 0.12	$ 0.12	$ 0.12	$ 0.12	$ 0.48	$ 0.12
Other comprehensive income (loss)							
Foreign currency translation adjustment	204	152	(348)	(108)	(484)	(788)	6,437
Unrealized gain (loss) on derivative instruments, net of tax	45	182	(4)	(267)	840	751	1,079
Total other comprehensive income (loss)	249	334	(352)	(375)	356	(37)	7,516
Comprehensive income	$ 45,653	$ 13,476	$ 10,677	$ 12,449	$ 36,994	$ 73,596	$ 25,267

Note 1: The individual amounts for each quarter may not sum to full year totals due to rounding.

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6

7 7 Historical Consolidated Statements of Cash Flows Reflecting the Adoption of ASU 2014-09 (Unaudited) (in thousands) 12 months ending 12/31/2016 3 months ending 3/31/2017 6 months ending 6/30/2017 9 months ending 9/30/2017 12 months ending 12/31/2017 3 months ending 3/31/2018 Cash flows from operating activities Net income $ 45,404 $ 13,142 $ 24,171 $ 36,995 $ 73,633 $ 17,751 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 70,491 18,091 36,481 54,765 73,948 19,820 Provision for doubtful accounts and sales returns 3,730 2,738 5,469 7,246 11,686 1,774 Stock-based compensation expense 32,638 9,294 20,129 31,055 40,631 11,092 Deferred taxes 5,415 592 (1,524) (568) (17,814) 902 Amortization of deferred financing costs and discount 958 239 468 650 838 188 Other non-cash adjustments (864) (243) (540) 572 504 (197) Changes in operating assets and liabilities, net of acquisition of businesses: Accounts receivable (13,007) (4,027) (44,809) (17,097) (15,821) 5,088 Prepaid expenses and other assets (8,495) (3,195) (3,262) (2,524) (9,550) (10,052) Trade accounts payable 3,689 (1,267) (3,951) (2,891) 1,024 (1,655) Accrued expenses and other liabilities (751) (15,536) (8,467) (9,522) (4,973) (14,092) Deferred revenue 14,420 (7,064) 30,386 24,704 22,184 (18,866) Net cash provided by operating activities 153,628 12,764 54,551 123,385 176,290 11,753 Cash flows from investing activities Purchase of property and equipment (17,694) (2,719) (5,666) (8,417) (10,208) (5,771) Capitalized software development costs (26,359) (6,583) (13,614) (20,605) (28,345) (7,103) Purchase of net assets of acquired companies, net of cash and restricted cash acquired (3,377) 59 (49,729) (49,729) (146,789) (5,036) Purchase of derivative instruments — — (516) (516) (568) — Proceeds from settlement of derivative instruments — — — 1,030 1,030 — Net cash used in investing activities (47,430) (9,243) (69,525) (78,237) (184,880) (17,910) Cash flows from financing activities Proceeds from issuance of debt 227,200 67,600 575,700 588,300 774,500 81,700 Payments on debt (293,575) (53,794) (529,169) (594,144) (679,119) (52,875) Debt issuance costs — — (3,085) (3,085) (3,085) — Employee taxes paid for withheld shares upon equity award settlement (15,376) (14,828) (16,644) (19,092) (23,962) (22,511) Proceeds from exercise of stock options 16 11 14 14 15 9 Change in due to customers 96,000 (195,999) (85,581) (214,244) 226,717 (434,640) Customer funds receivable — — — — 6,644 (4,783) Dividend payments to stockholders (22,811) (5,765) (11,530) (17,299) (23,069) (5,825) Net cash (used in) provided by financing activities (8,546) (202,775) (70,295) (259,550) 278,641 (438,925) Effect of exchange rate on cash, cash equivalents, and restricted cash 2,622 26 (196) (126) (550) 713 Net increase (decrease) in cash, cash equivalents, and restricted cash 100,274 (199,228) (85,465) (214,528) 269,501 (444,369) Cash, cash equivalents, and restricted cash, beginning of period 270,399 370,673 370,673 370,673 370,673 640,174 Cash, cash equivalents, and restricted cash, end of period $ 370,673 $ 171,445 $ 285,208 $ 156,145 $ 640,174 $ 195,805 Note: The year-to-date amounts may not sum to full year totals due to rounding.

Historical Reconciliations of GAAP to Non-GAAP Financial Measures Reflecting the Adoption of ASU 2014-09 (Unaudited)

(in thousands, except share and per share amounts)	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018
GAAP Revenue	$ 731,642	$ 185,072	$ 191,589	$ 194,424	$ 217,402	$ 788,487	$ 204,184
Non-GAAP adjustments:							
Add: Acquisition-related deferred revenue write-down	3,639	—	348	349	1,799	2,496	348
Non-GAAP revenue	$ 735,281	$ 185,072	$ 191,937	$ 194,773	$ 219,201	$ 790,983	$ 204,532
GAAP gross profit	$ 392,422	$ 99,590	$ 104,594	$ 107,419	$ 114,980	$ 426,583	$ 116,147
GAAP gross margin	53.6%	53.8%	54.6%	55.2%	52.9%	54.1%	56.9%
Non-GAAP adjustments:							
Add: Acquisition-related deferred revenue write-down	3,639	—	348	349	1,799	2,496	348
Add: Stock-based compensation expense	3,297	791	950	934	795	3,470	1,095
Add: Amortization of intangibles from business combinations	39,558	9,855	10,072	9,976	10,196	40,099	10,386
Add: Employee severance	382	952	21	—	21	994	575
Add: Acquisition-related integration costs	—	86	—	—	—	86	—
Subtotal	46,876	11,684	11,391	11,259	12,811	47,145	12,404
Non-GAAP gross profit	$ 439,298	$ 111,274	$ 115,985	$ 118,678	$ 127,791	$ 473,728	$ 128,551
Non-GAAP gross margin	59.7%	60.1%	60.4%	60.9%	58.3%	59.9%	62.9%
GAAP income from operations	$ 68,224	$ 13,273	$ 16,523	$ 18,423	$ 19,959	$ 68,178	$ 17,581
GAAP operating margin	9.3%	7.2%	8.6%	9.5%	9.2%	8.6%	8.6%
Non-GAAP adjustments:							
Add: Acquisition-related deferred revenue write-down	3,639	—	348	349	1,799	2,496	348
Add: Stock-based compensation expense	32,638	9,294	10,835	10,926	9,576	40,631	11,092
Add: Amortization of intangibles from business combinations	42,398	10,546	10,811	10,710	11,303	43,370	11,655
Add: Employee severance	1,995	2,746	120	128	1,351	4,345	931
Add: Acquisition-related integration costs	1,419	230	—	383	353	966	433
Add: Acquisition-related expenses	301	570	1,762	1,519	2,063	5,914	394
Add: Restructuring costs	—	—	—	—	794	794	811
Subtotal	82,390	23,386	23,876	24,015	27,239	98,516	25,664
Non-GAAP income from operations	$ 150,614	$ 36,659	$ 40,399	$ 42,438	$ 47,198	$ 166,694	$ 43,245
Non-GAAP operating margin	20.5%	19.8%	21.0%	21.8%	21.5%	21.1%	21.1%
GAAP income before provision for income taxes	$ 57,350	$ 11,182	$ 14,134	$ 15,799	$ 17,226	$ 58,341	$ 14,224
GAAP net income	$ 45,405	$ 13,142	$ 11,029	$ 12,824	$ 36,638	$ 73,633	$ 17,751
Shares used in computing GAAP diluted earnings per share	47,316,538	47,482,840	47,691,340	47,846,997	48,014,250	47,775,702	48,009,395
GAAP diluted earnings per share	$ 0.96	$ 0.28	$ 0.23	$ 0.27	$ 0.76	$ 1.54	$ 0.37
Non-GAAP adjustments:							
Add: GAAP income tax provision (benefit)	11,946	(1,960)	3,105	2,975	(19,412)	(15,292)	(3,527)
Add: Total Non-GAAP adjustments affecting income from operations	82,390	23,386	23,876	24,015	27,239	98,516	25,664
(Less) add: (Gain) loss on derivative instruments	—	—	(475)	3	10	(462)	—
Add: Loss on debt extinguishment	—	—	162	137	—	299	—
Non-GAAP income before provision for income taxes	139,740	34,568	37,697	39,954	44,475	156,694	39,888
Assumed non-GAAP income tax provision (2)	44,717	11,062	12,063	12,785	14,232	50,142	7,978
Non-GAAP net income	$ 95,023	$ 23,506	$ 25,634	$ 27,169	$ 30,243	$ 106,552	$ 31,910
Shares used in computing Non-GAAP diluted earnings per share	47,316,538	47,482,840	47,691,340	47,846,997	48,014,250	47,775,702	48,009,395
Non-GAAP diluted earnings per share	$ 2.01	$ 0.50	$ 0.54	$ 0.57	$ 0.63	$ 2.23	$ 0.66

blackbaud

Note 1: The individual amounts for each quarter may not sum to full year totals due to rounding.
Note 2: Beginning in 2018, we now apply a non-GAAP effective tax rate of 20.0% in our determination of non-GAAP net income. All 2016 and 2017 measures of the tax impact related to non-GAAP adjustments, non-GAAP net income and non-GAAP diluted earnings per share included in these materials are calculated under Blackbaud's historical non-GAAP effective tax rate of 32.0%.

8

9 9 (in thousands) 12 months ending 12/31/2016 3 months ending 3/31/2017 6 months ending 6/30/2017 9 months ending 9/30/2017 12 months ending 12/31/2017 3 months ending 3/31/2018 GAAP net cash provided by operating activities 153,628 12,764 54,551 123,385 176,290 11,753 Less: purchase of property and equipment (17,694) (2,719) (5,666) (8,417) (10,208) (5,771) Less: capitalized software development costs (26,359) (6,583) (13,614) (20,605) (28,345) (7,103) Non-GAAP free cash flow $ 109,575 $ 3,462 $ 35,271 $ 94,363 $ 137,737 $ (1,121) Note: The year-to-date amounts may not sum to full year totals due to rounding. Historical Reconciliations of GAAP to Non-GAAP Financial Measures Reflecting the Adoption of ASU 2014-09 (Unaudited)